                                                                   Exhibit 10(v)
                                                                  EXECUTION COPY

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of September 22, 2000 (this "Amendment"), to
(a) the Term Loan Agreement, dated as of July 31, 2000 (such Loan Agreement, as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), GGPLP L.L.C., a Delaware limited liability company (together with the Partnership, the "Borrower"), the institutions from time to time parties to the Loan Agreement as Lenders (the "Lenders"), BANKERS TRUST COMPANY, a New York banking corporation, as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and LEHMAN COMMERCIAL PAPER INC., as a Lender and as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and, together with the Administrative Agent, the "Co-Agents") and (b) the Guaranty, dated as of July 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guaranty"), by GENERAL GROWTH PROPERTIES, INC., a Delaware corporation ("GGP, Inc."), in favor of the Administrative Agent, for the benefit of the Lenders.

                             W I T N E S S E T H:

          WHEREAS, pursuant to Section 3.2 of the Loan Agreement and the Joinder, dated as of the date hereof (the "Joinder"), between Fleet National Bank ("Fleet") and the Borrower, Fleet has agreed to become a Lender, and to provide an additional $30,000,000 Loan Commitment, under the Loan Agreement;

          WHEREAS, in connection with the execution of the Joinder, Fleet has requested that the Borrower, GGP, Inc. and the Lenders agree to amend certain provisions of the Loan Agreement and the Guaranty;

          WHEREAS, the Borrower, GGP, Inc. and the Lenders are willing to amend such provisions upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. All terms defined in the Loan Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. Amendment to Section 12.11 (Successor Co-Agents). Section 12.11 of the Loan Agreement is hereby amended by adding immediately after the second sentence in such Section the following new sentence:

          "Upon the gross negligence or willful misconduct of the Administrative Agent in respect of its responsibilities as administrative agent for the Lenders under this Agreement, the Administrative Agent agrees to resign at the request of the Required Lenders."

          3. Amendment of Section 15.7 (Amendments and Waivers). Section 15.7 of the Loan Agreement is hereby amended by: (a) re-lettering paragraph (d) of such Section as paragraph (e) and (b) adding immediately after paragraph (c) of such Section a new paragraph (d) as follows:

               "(d) Amendments, Consents and Waivers by Supermajority Lenders. Any amendment, modification, termination, waiver or consent with respect to Section 10.12 of this Agreement shall be effective only by a written agreement, signed by Borrower and Lenders whose Pro Rata Shares, in the aggregate, represent an amount equal to or more than seventy five percent (75%) of the aggregate Pro Rata Shares of all Lenders.".

          4. Amendment to Guaranty. Section 2 of the Guaranty is hereby amended by adding immediately after the second sentence in such Section the following new sentence: "To the extent permitted by applicable law, the Guarantor hereby further expressly waives any suretyship defense in respect of the Guaranteed Obligations.".

          5. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (i) the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (ii) the Borrower and GGP, Inc., each confirms, reaffirms and restates that the representations and warranties set forth in Article VII of the Loan Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects, provided that the references to the Loan Agreement and the Guaranty therein shall be deemed to be references to this Amendment and to the Loan Agreement and the Guaranty as amended by this Amendment.

          6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that:

          (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, GGP, Inc. and the Requisite Lenders; and

          (b) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from GGP, Inc.

          7. Limited Consent and Amendment. Except as expressly amended herein, the Loan Agreement and the Guaranty shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement, the Guaranty or any other Loan Document or to prejudice any other right or rights which the Co-Agents or the Lenders may now have or may have in the future under or in connection with the Loan Agreement, the Guaranty or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     GGP LIMITED PARTNERSHIP, as Borrower

                                     By:  GENERAL GROWTH PROPERTIES,
                                     INC., its sole general partner

                                     By: _______________________________________
                                         Name:
                                         Title:


                                     GGPLP L.L.C., as Borrower

                                     By:  GGP LIMITED PARTNERSHIP, its sole
                                     managing member

                                     By:  GENERAL GROWTH PROPERTIES,
                                     INC., its sole general partner

                                     By: _______________________________________
                                         Name:
                                         Title:


                                     GENERAL GROWTH PROPERTIES, INC., as a
                                     Guarantor


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     BANKERS TRUST COMPANY,
                                       as Administrative Agent and as a Lender



                                     By: _______________________________________
                                         Name:
                                         Title:

                                     LEHMAN COMMERCIAL PAPER INC.,
                                       as Syndication Agent and as a Lender


                                     By: _______________________________________
                                         Name:
                                         Title:


                                     BAYERISCHE HYPO-UND VEREINSBANK
                                     AG, NEW YORK BRANCH, as a Lender

                                     By: _______________________________________
                                         Name:
                                         Title:


                                     FLEET NATIONAL BANK, as a Lender


                                     By: _______________________________________
                                         Name:
                                         Title:

                          ACKNOWLEDGMENT AND CONSENT


          The undersigned party to the Guaranty, dated as of July 31, 2000 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Bankers Trust Company, as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing First Amendment and (b) acknowledges and agrees that the guarantees contained in the Guaranty are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Loan Agreement.

                                            GENERAL GROWTH PROPERTIES, INC.


                                            By: _______________________________
                                                Name:
                                                Title: